UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2023

Clearfield, Inc.

(Exact name of registrant as specified in charter)

Minnesota	000-16106	41-1347235
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7050 Winnetka Avenue North, Suite 100, Brooklyn Park, MN	55428
(Address of principal executive offices)	(Zip Code)

(763) 476-6866
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CLFD	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 28, 2023, the Board of Directors (the “Board”) of Clearfield, Inc. (the “Company”) approved, based on the recommendation of the Compensation Committee, an amended Compensation Recoupment Policy, originally adopted on September 23, 2021 (as amended, the “Compensation Recoupment Policy”). The Board approved the Compensation Recoupment Policy to comply with the final clawback rules adopted by the Securities and Exchange Commission pursuant to Section 10-D and Rule 10D-1 of the Securities Exchange Act of 1934, as amended (“Rule 10D-1”), and the applicable rules of The Nasdaq Stock Market LLC, as set forth in Nasdaq Listing Rule 5608 (the “Nasdaq Rules” and, together with Rule 10D-1, the “Final Clawback Rules”). The Board has designated the Compensation Committee of the Board with the authority to administer the Compensation Recoupment Policy.

The Compensation Recoupment Policy provides for the mandatory recovery of erroneously awarded incentive-based compensation from current and former executive officers as defined in Rule 10D-1 (“Executive Officers”) of the Company in the event that the Company is required to prepare an accounting restatement, in accordance with the Final Clawback Rules. The recovery of such compensation applies regardless of whether an Executive Officer engaged in misconduct or otherwise caused or contributed to the requirement of an accounting restatement. Under the Compensation Recoupment Policy, the Board of Directors may recoup from Executive Officers erroneously awarded incentive compensation received within a lookback period of the three completed fiscal years preceding the date on which the Company is required to prepare an accounting restatement.

The Compensation Recoupment Policy also provides for the discretionary recoupment of compensation from Executive Officers and other senior officers designated by the Board of Directors in the event of errors or certain detrimental conduct, as well as discretionary recoupment of compensation from designated senior officers in the event of an accounting restatement.

The foregoing description of the Compensation Recoupment Policy does not purport to be complete and is qualified in its entirety by reference to the full text of the Compensation Recoupment Policy, a copy of which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Compensation Recoupment Policy, as amended September 28, 2023.

104	Cover Page Interactive Data File (included within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEARFIELD, INC.

	By:	/s/ Cheryl Beranek
Dated: October 4, 2023		Cheryl Beranek, Chief Executive Officer